UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 15, 2020 (May 12, 2020)
_________________________
Marriott Vacations Worldwide Corporation
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-35219	45-2598330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6649 Westwood Blvd.	Orlando	FL	32821
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (407) 206-6000
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders
On May 12, 2020, at the Annual Meeting of Shareholders (the “Annual Meeting”) of Marriott Vacations Worldwide Corporation (the “Company”), a total of 38,374,906 shares of the Company’s common stock (93.53% of all shares entitled to vote at the Annual Meeting) were represented, in person or by proxy. The following proposals were voted on and approved by the Company's shareholders at the Annual Meeting:
(1) The Company’s shareholders elected the three director nominees named in the Proxy Statement as Class II directors with the following votes:

Nominee	For	Withheld	Broker Non-Vote
C.E. Andrews	32,015,507	993,861	5,365,538
William W. McCarten	31,746,983	1,262,385	5,365,538
William J. Shaw	31,334,868	1,674,500	5,365,538
(2) The Company’s shareholders ratified the selection by the Company’s Audit Committee of Ernst & Young LLP as the Company’s independent auditors for the current fiscal year with the following votes:

For	Against	Abstain	Broker Non-Vote
37,997,692	346,351	30,863	—
(3) The Company’s shareholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers with the following votes:

For	Against	Abstain	Broker Non-Vote
32,322,801	619,310	67,257	5,365,538

(4) The Company’s shareholders approved the Marriott Vacations Worldwide Corporation 2020 Equity Incentive Plan with the following votes:

For	Against	Abstain	Broker Non-Vote
31,467,824	1,500,762	40,782	5,365,538
Item 9.01. Financial Statements and Exhibits
(d) The following exhibits are furnished with this report:

Exhibit Number	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL (included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Dated: May 15, 2020	By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President and Chief Financial and Administrative Officer

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